UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2011

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Tryon Street, Charlotte, North Carolina 28202-4200

(Address of Principal Executive Offices, including Zip Code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On August 22, 2011, Duke Energy Corporation (the “Company”) entered into an underwriting agreement, dated as of August 22, 2011 (the “Underwriting Agreement”), with BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of the Company’s 3.55% Senior Notes due 2021 (the “Securities”).  The Securities will be issued pursuant to an Indenture, dated as of June 3, 2008 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by various supplemental indentures thereto, including the Fifth Supplemental Indenture, which will be dated as of August 25, 2011 (the “Fifth Supplemental Indenture”), between the Company and the Trustee, relating to the Securities.  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Fifth Supplemental Indenture, a form of which is attached hereto as Exhibit 4.1, and the Underwriting Agreement, which is attached hereto as Exhibit 99.1.  Such exhibits are incorporated herein by reference.  Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-169633.

Item 9.01.                                          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

Exhibit 4.1	Form of Fifth Supplemental Indenture, dated as of August 25, 2011, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 5.1	Opinion regarding validity of the Securities

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1

Underwriting Agreement, dated as of August 22, 2011, between the Company and BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the several underwriters named therein

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: August 25, 2011

	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Deputy General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Form of Fifth Supplemental Indenture, dated as of August 25, 2011, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 5.1	Opinion regarding validity of the Securities

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1

Underwriting Agreement, dated as of August 22, 2011, between the Company and BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co. and UBS Securities LLC, as representatives of the several underwriters named therein